DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund
(the “Fund”)

Supplement to the Fund's Summary and Statutory Prospectuses (the “Prospectuses”),
each dated March 29, 2016, as amended and restated on May 2, 2016

The Fund will close to new investors after the close of business on October 10, 2016. Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges. Eligible investors include:

•	Certain retirement plans and IRA transfers and rollovers from these plans; and
•
Certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts).

Please keep in mind that if you sell all of the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

The Fund reserves the right to modify this policy at any time.

The following paragraph is inserted at the beginning of the section entitled, “Fund summary — Purchase and redemption of Fund shares” in the Fund’s Prospectuses:

Effective after the close of business on October 10, 2016, the Fund is closed to new investors.  Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Neither Delaware Management Company nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of Delaware Management Company. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 11, 2016.